LETTER AGREEMENT

     This Letter Agreement ("Letter Agreement") is made and entered into as of the 2nd day of February 2001, by and between ChemoCentryx, Inc., a Delaware corporation (the "Company") and Techne Corporation, a Minnesota corporation ("Techne").

                                RECITALS

          WHEREAS, the Company and Techne previously entered into an Investment Agreement dated November 18, 1997, pursuant to which Techne purchased shares of the Company's Series A Preferred Stock (the "Series A Stock") and was granted warrants to purchase shares of the Series A Stock (the "Warrants"); and

          WHEREAS, the Company and Techne desire to amend the terms of the Warrants.

                                AGREEMENT

          NOW, THEREFORE, the parties hereby agree as follows:

          1. Relation to the Warrants. Except as hereby amended, the Warrants shall continue in full force and effect.

          2. Amendment. The Warrants are hereby amended so that they shall not expire until December 31, 2005.

          3. Miscellaneous. This Letter Agreement and all acts and transactions pursuant hereto and the rights and obligation of the parties hereto shall be governed, construed and interpreted in all respects by the laws of the State of California, without regard to the conflict of law provisions thereof.

          4. Counterparts. This Letter Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                         [Signature Page Follows]

     The parties have executed this Letter Agreement as of the date first above written.

                                                      COMPANY:

                                                      CHEMOCENTRYX, INC.
                                                      By:
                                                      Name:
                                                      Title:


                                                      TECHNE:

                                                      TECHNE CORPORATION
                                                      By:
                                                      Name:
                                                      Title: